EXHIBIT 32

                           SECTION 1350 CERTIFICATION

     In connection with the quarterly report of FreeStar Technology Corporation ("Company") on Form 10-QSB for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2006                      By: /s/  Paul Egan
                                                 -------------------------------
                                                      Paul Egan
                                                      Chief Executive Officer

Dated: February 21, 2006                      By: /s/  Ciaran Egan
                                                 -------------------------------
                                                      Ciaran Egan
                                                      Secretary/Treasurer/
                                                      Chief Financial Officer